SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                            NANOMETRICS INCORPORATED
           ----------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                            NANOMETRICS INCORPORATED
           ----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transactions applies:

(2)     Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

        [ ]      Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount previously paid: N/A

(2)     Form, Schedule or Registration Statement No.: N/A

(3)     Filing party: N/A

(4)     Date filed: N/A

                            NANOMETRICS INCORPORATED

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Nanometrics Incorporated, a California corporation (the "Company"), will be held on Friday, May 28, 1999 at 1:30 p.m., local time, at the principal offices of the Company located at 310 DeGuigne Drive, Sunnyvale, California 94086, for the following purposes:

         1. To elect five directors to serve for the ensuing year and until their successors are elected.

         2. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 1999.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only shareholders of record at the close of business on April 16, 1999 are entitled to notice of and to vote at the meeting and any adjournment thereof.

         All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder returned a proxy.

                                        Sincerely,


                                        Vincent J. Coates
                                        Secretary

Sunnyvale, California
April 30, 1999

                            NANOMETRICS INCORPORATED

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

         The enclosed proxy is solicited on behalf of the Board of Directors of Nanometrics Incorporated (the "Company") for use at the Annual Meeting (the "Annual Meeting") of Shareholders of the Company to be held on Friday, May 28, 1999 at 1:30 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the principal offices of the Company located at 310 DeGuigne Drive, Sunnyvale, California 94086. The Company's telephone number at that address is (408) 746-1600.

         These proxy solicitation materials were mailed on or about April 30, 1999 to all shareholders entitled to vote at the meeting. A copy of the Company's 1998 Annual Report to Shareholders accompanies this Proxy Statement.

Record Date and Shares Outstanding

         Shareholders of record at the close of business on April 16, 1999 (the "Record Date") are entitled to notice of and to vote at the meeting. At the Record Date, 8,750,580 shares of the Company's Common Stock, no par value, were issued and outstanding. For information concerning security ownership of management and beneficial owners of more than 5% of the Company's Common Stock, see "Security Ownership of Management and Certain Beneficial Owners" below.

Revocability of Proxies

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Voting and Solicitation

         Every shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than five candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes. On all other matters, each share of Common Stock outstanding has one vote.

         The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone.

Quorum; Abstentions: Broker Non-votes

         The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting ("Votes Cast") with respect to such matter.

         While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against a proposal.

         Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a proposal.

Deadline for Receipt of Shareholder Proposals

         Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's Annual Meeting for fiscal 1999 must be received by the Company no later than January 29, 2000 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

                     PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

Nominees

         A board of five directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner and in accordance with cumulative voting as will ensure the election of as many of the nominees listed below as possible and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until such director's successor has been elected and qualified.

         The names of the nominees and certain information about them are set forth below:

                                                                        Director
Name of Nominee                                                 Age       Since
---------------                                                 ---       -----
Vincent J. Coates..........................................     74        1975
Nathaniel Brenner..........................................     73        1986
Norman V. Coates...........................................     50        1988
John D. Heaton.............................................     39        1995
Kanegi Nagai...............................................     67        1996

         Vincent J. Coates has been Chairman of the Board since the Company was founded in 1975. He also served as Chief Executive Officer through April 1998 and President from the founding through May 1996, except for the period January 1986 through February 1987 when he served exclusively as Chief Executive Officer. He was elected Secretary in February 1989. Prior to his employment at Nanometrics, Mr. Coates co-founded Coates and Welter Instrument Corporation, a designer of electron microscopes, which company was subsequently acquired by Nanometrics. Mr. Coates also spent over twenty years working in engineering, sales and international operations for the Perkin-Elmer corporation. In 1995 he received an award which recognized his contribution to the industry from Semiconductor and Equipment and Materials International, an industry trade organization.

         Nathaniel Brenner has served as a director of the Company since June 1986. He joined Beckman Instruments, Inc. in 1976 where he held the positions of Program Manager, Marketing Manager (Instruments) and General Manager (Spectroscopy). In 1992, Mr. Brenner retired from Beckman Instruments, Inc. Mr. Brenner is also a director of PMC, Inc., a manufacturer of optical and electron microscopy equipment.

         Norman V. Coates has served as a director of the Company since May 1988. He has operated Gem of the River Produce, a farming and produce packing operation in Orleans, California, as a sole proprietor since 1978. He has also been manager of the Boise Creek Farm operation since 1985.

         John D. Heaton joined the Company in September 1990 and in April 1994 he was elected Vice President of Engineering and General Manager. In July 1995, he was appointed to the Board of Directors. In May 1996, he was elected President and Chief Operating Officer. In April 1998, he was elected Chief Executive Officer and redesignated President of the Company. Mr. Heaton served in various technical positions at National Semiconductor from 1978 to 1990 prior to joining the Company.

         Kanegi Nagai has served as a director of the Company since May 1996. Mr. Nagai was also a consultant to the Company from August 1995 until June 1998. From January 1990 to April 1995, Mr. Nagai was the President and Chief Executive Officer of Cybeq Systems, a semiconductor equipment supplier. From 1983 to 1989, Mr. Nagai held a number of management positions with the Mitsubishi Corporation.

         Vincent J. Coates is the father of Norman V. Coates. There is no other family relationship between any of the foregoing nominees or between any such nominees and any of the executive officers of the Company.

         The board of directors unanimously recommends that the shareholders vote "FOR" the nominees listed above.


Security Ownership of Management and Certain Beneficial Owners

         The following table sets forth beneficial ownership of Common Stock of the Company as of April 16, 1999, by each director or nominee, by each of the Named Officers (as defined below), by all directors and officers as a group, and by all persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock. Unless otherwise indicated the address of each beneficial owner of 5% of the Company's Common Stock is 310 DeGuigne Avenue, Sunnyvale, California 94086.

                                                                      Number of Shares of       Percent
                                                                          Common Stock            of
Name of Beneficial Owner                                              Beneficially Owned(1)      Total
------------------------                                              ---------------------      -----
Vincent J. Coates .................................................       5,388,774(2)           61.6%
FMR Corp
  82 Devonshire St
  Boston, MA 02109 ................................................         858,500(3)            9.8%
Nathaniel Brenner .................................................          50,999(4)           *
Norman V. Coates ..................................................          38,050(5)           *
John D. Heaton ....................................................          55,001(6)           *
Kanegi Nagai ......................................................          19,999(7)           *
Roger Ingalls .....................................................          41,666(8)           *
William Fate ......................................................          25,333(9)           *
William McGahan ...................................................          34,333(10)          *
All officers and directors as a group (9 persons) .................       5,720,821(11)          63.3%

---------------------------
*     Represents less than 1% of outstanding shares of Common Stock.
(1)   Represents sole voting and investment power, except as otherwise noted below.
(2)   Includes 5,388,654 shares of Common Stock held of record by the Vincent J.
      Coates  Trust dated August 7, 1981,  for which Mr.  Coates acts as trustee and is the beneficial owner.
(3)   According to a Schedule 13G filed with the Securities  Exchange Commission on or about  February  17,  1999 FMR Corp  ("FMR") may be deemed to be the beneficial owner of 858,500 shares of Common Stock. FMR is identified as a
      Parent Holding Company on its Schedule 13G.
(4)   Includes  27,666  shares of Common Stock held of record by the N&J Brenner
      Living Trust,  for which Mr.  Brenner and his spouse act as trustees,  for the  benefit of  members of Mr.  Brenner's  immediate  family,  and 23,333 shares of Common  Stock  issuable  upon  exercise of  outstanding  options exercisable within 60 days of April 16, 1999.
(5)   Includes   19,999  shares  of  Common  Stock  issuable  upon  exercise  of outstanding options exercisable within 60 days of April 16, 1999. Includes an aggregate of 8,050 shares held as trustee on the behalf of other family members.
(6)   Includes   55,001  shares  of  Common  Stock  issuable  upon  exercise  of outstanding options exercisable within 60 days of April 16, 1999.
(7)   Includes   19,999  shares  of  Common  Stock  issuable  upon  exercise  of outstanding options exercisable within 60 days of April 16, 1999.
(8)   Includes   41,666  shares  of  Common  Stock  issuable  upon  exercise  of outstanding options exercisable within 60 days of April 16, 1999.
(9)   Includes   25,333  shares  of  Common  Stock  issuable  upon  exercise  of outstanding options exercisable within 60 days of April 16, 1999
(10)  Includes   34,333  shares  of  Common  Stock  issuable  upon  exercise  of outstanding options exercisable within 60 days of April 16, 1999.
(11)  Includes  286,330  shares  of  Common  Stock  issuable  upon  exercise  of outstanding options exercisable within 60 days of April 16, 1999.

Board Meetings and Committees

         The Board of Directors held a total of five meetings during fiscal 1998. During fiscal 1998, no incumbent directors attended less than 75% of the meetings of the Board of Directors and all incumbent directors attended all meetings of committees, if any, upon which such directors served.

         Audit Committee. The Audit Committee of the Board of Directors reviews and monitors the corporate financial reporting and the internal and external audits of the Company, including among other things, the Company's internal audit and control functions, the results and scope of the annual audit and other services provided by the Company's independent auditors, and the Company's compliance with legal matters with a significant impact on the Company's financial reports. In addition, the Audit Committee has the responsibility to consider and recommend the employment of, and to review fee arrangements with, the Company's independent auditors. The Audit Committee also monitors transactions between the Company and its officers, directors and employees for any potential conflicts of interest. The current members of the Audit Committee are Vincent J. Coates, Nathaniel Brenner and Kanegi Nagai. The Audit Committee met once during fiscal 1998.

         Compensation Committee. The Compensation Committee of the Board of Directors reviews and makes recommendations to the Board regarding the Company's compensation policy and all forms of compensation to be provided to executive officers and directors of the Company, including among other things, annual salaries and bonuses. The current members of the Compensation Committee are Nathaniel Brenner and Norman V. Coates. Clifford F. Smedley was a member of the Compensation Committee until April 14, 1999. The Compensation Committee met once during fiscal 1998.

         Stock Option Committee. The Stock Option Committee of the Board of Directors is responsible for approving the grant of stock options to the Company's employees under the Company's 1991 Stock Option Plan. The current members of the Stock Option Committee are Norman V. Coates and Nathaniel Brenner. The Stock Option Committee did not meet separately during fiscal 1998, but acted by written consent 6 times during fiscal 1998.


Compensation Committee Interlocks and Insider Participation

         The Compensation Committee of the Board of Directors of Nanometrics Incorporated consisted of Nathaniel Brenner, Norman V. Coates and, until April 14, 1999, Clifford F. Smedley. No member of the Compensation Committee of the
Company's Board serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

Board Compensation

         Directors who are not also employees of the Company receive an annual retainer fee of $1,500 plus $1,000 for each Board of Directors and committee meeting attended (unless the Board and committee meeting take place on the same day, in which case such directors receive a $1,000 fee) and are eligible to participate in the Company's 1991 Director Option Plan. In addition, the Company was a party to a consulting agreement with Kanegi Nagai, a director of the Company, until June 1998. See "Certain Transactions."

Compensation of Executive Officers

         The following table sets forth the compensation paid by the Company to the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company (collectively, the "Named Officers") during the past three fiscal years:

                                Summary Compensation Table

                                             Annual Compensation      Long Term Compensation
                                             -------------------      ----------------------
                                     Fiscal                                Option Grants
Name and Principal Position           Year   Salary($)  Bonus($)           (# of shares)
---------------------------           ----   ---------  --------           -------------
Vincent J. Coates(1)................  1998    215,231    10,431                  --
  Chairman of the Board and           1997    238,776    47,405                  --
  Secretary                           1996    180,821    29,336                  --

John D. Heaton(1)...................  1998    206,668    21,099             100,000
  President and Chief                 1997    219,061    45,262              75,000
  Executive Officer                   1996    178,454    34,712                  --

Roger Ingalls.......................  1998    209,178    14,722              19,000
  Vice President and Director         1997    222,900    22,641              25,000
  of Marketing                        1996    138,564    12,954               5,000

William Fate........................  1998    212,058    13,442              19,000
  Vice President and Director         1997    189,053    21,630               4,000
  of International Sales              1996    115,112    13,108                  --

William McGahan.....................  1998    151,315    15,934              38,000
  Vice President and                  1997    143,390    26,217              30,000
  Director of Research and            1996    119,483    15,559              20,000
  Development

---------------------------
(1)   In April  1998 Mr.  Coates  resigned  as Chief  Executive  Officer  of the
      Company;   Mr.  Heaton  was  then  elected  Chief  Executive  Officer  and redesignated President of the Company.

Stock Option Grants

      The following table sets forth information regarding individual grants of options during fiscal 1998 to each of the Named Officers.

                                                   Option Grants in Last Fiscal Year

                                                              Individual Grants
                                        ---------------------------------------------------------------        Potential Realizable
                                                                                                                 Value at Assumed
                                                                                                                  Annual Rates of
                                          Number of           Percent of                                            Stock Price
                                         Securities          Total Options                                        Appreciation for
                                         Underlying            Granted to                                          Option Terms(3)
                                           Options            Employees in  Exercise Price   Expiration       ----------------------
         Name                           Granted(#)(1)        Fiscal 1998(2)    ($/Sh)           Date           5%($)          10%($)
         ----                           -------------        --------------    ------           ----           -----          ------
Vincent J. Coates                            --                 --               --               --             --             --

John D. Heaton                            100,000                 20.7%         5.13            4/20/03       141,732        313,192

Roger Ingalls                               4,000                  0.8%         5.63            9/17/03         6,222         13,749
                                           15,000                  3.1%         7.94           12/11/03        32,905         72,712

William Fate                                4,000                  0.8%         5.63            9/17/03         6,222         13,749
                                           15,000                  3.1%         7.94           12/11/03        32,905         72,712

William McGahan                            10,000                  2.1%         5.13            4/20/03        14,173         31,319
                                            3,000                  0.6%         5.13            6/29/03         4,252          9,396
                                           25,000                  5.2%         7.94           12/11/03        54,842        121,186

---------------------------
(1) Represent stock options granted under the Company's 1991 Stock Option Plan. Stock options are granted with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. Options generally become exercisable as to 33% twelve months after the vesting commencement date and 33% each full year thereafter and are fully exercisable after 3 years. Options lapse after 5 years or 90 days after termination of employment.
(2)   Based on 483,500 options granted during fiscal 1998.
(3) Potential realizable values are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, based on rules of the Securities and Exchange Commission. Actual realizable values, if any, on stock option exercises are dependent on the future performance of the Common Stock, overall market conditions and the option holder's continued employment through the vesting period.

Stock Option Exercises and Fiscal Year-end Values

      The following table sets forth, for each Named Officer, each exercise of stock options during fiscal 1998 and the year-end value of unexercised options.

                   Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

                                                                           Number of Securities       Value of Unexercised
                                                                            Underlying Options            In-the-Money
                                       Shares              Value               at Year End:            Options at Year-End:
                                    Acquired on           Realized             Exercisable/                Exercisable/
       Name                         Exercise (#)           ($)(1)            Unexercisable (#)         Unexercisable ($)(2)
       ----                         ------------           ------            -----------------         --------------------

Vincent J. Coates                        --                  --                         --                          --

John D. Heaton                           --                  --               55,001/163,334             149,066/442,294

Roger Ingalls                          10,000              65,838              41,666/37,334              112,187/58,440

William Fate                           40,000             200,375              25,333/21,667               68,083/15,918

William McGahan                          --                  --                23,333/64,667              62,707/106,605

---------------------------
(1) Value realized upon exercise is (i) the fair market value of the Company's Common Stock on the date of exercise, less the option exercise price per share, multiplied by (ii) the number of shares underlying the options exercised.
(2) Value of unexercised options is (i) the fair market value of the Company's Common Stock at fiscal 1998 year end ($7.813 per share), less the option exercise price of in-the-money options, multiplied by (ii) the number of shares underlying such options.

Report on Option Repricings

      The following table summarizes stock options granted to the executive officers of the Company that have been repriced during the past ten fiscal years.

                                              TEN-YEAR OPTION REPRICINGS

                                                        Number of       Market
                                                       Securities      Price of     Exercise
                                                       Underlying      Stock at     Price at       New       Length of Original
                                                        Options         Time of      Time of     Exercise       Option Term
                                     Repricing          Repriced       Repricing    Repricing      Price     Remaining at Date of
Name                                   Date               (#)             ($)          ($)          ($)           Repricing
----                                   ----               ---             ---          ---          ---           ---------
John D. Heaton.....................   9/15/98            16,668          5.125         5.25        5.125       2 years 2 months
   President and Chief Executive      9/15/98            75,000          5.125        10.22        5.125       3 years 11 months
   Officer                            9/15/98           100,000          5.125         8.63        5.125       4 years 7 months

Roger Ingalls......................   9/15/98            25,000          5.125         6.13        5.125       1 year 11 months
   Vice President and Director of     9/15/98             5,000          5.125         5.25        5.125       2 years 2 months
   Marketing                          9/15/98            25,000          5.125        10.22        5.125       3 years 11 months

William Fate.......................   9/15/98            15,000          5.125         6.13        5.125       1 year 11 months
   Vice President and Director of     9/15/98             9,000          5.125         5.25        5.125       2 years 2 months
       International Sales            9/15/98             4,000          5.125        10.22        5.125       3 years 11 months

William McGahan....................   9/15/98            20,000          5.125         5.88        5.125       2 years 4 months
   Vice President and Director of     9/15/98            30,000          5.125        10.22        5.125       3 years 11 months
   Research and Development           9/15/98            10,000          5.125         8.63        5.125       4 years 7 months
                                      9/15/98             3,000          5.125         8.50        5.125       4 years 9 months

Paul Nolan.........................   9/15/98             5,000          5.125         5.25        5.125       2 years 2 months
   Vice President and Chief           9/15/98            40,000          5.125        10.22        5.125       3 years 11 months
   Financial Officer

Certain Transactions

         The Company is the beneficiary of an insurance policy on the life of Vincent J. Coates in a face amount of $8,000,000. Annual premiums, which are paid by the Company, totaled $200,000 for fiscal 1998 and in subsequent years are fixed at $200,000. Mr. Coates and the Company have entered into an agreement providing that in the event of Mr. Coates' death, his estate has the option to cause the Company to use the proceeds of the policy to purchase shares of the Company's Common Stock owned by the estate at their then fair market value. The estate is not obligated under the terms of the agreement to exercise the option. If the option is not exercised, the Company would retain the proceeds of the insurance. The purpose of this agreement is to provide Mr. Coates' estate, at its option, the opportunity to obtain cash to pay estate taxes without having to raise all of such money from sales in the open market.

         Pursuant to the terms of an agreement dated May 1, 1985 between the Company and Vincent J. Coates, the terms of which were then amended and restated in August 1996 and again effective April 1998, the Company is obligated, in the event Mr. Coates is required to resign as Chairman of the Board under certain circumstances, to continue to pay Mr. Coates his salary and benefits for five years from the date of such resignation.

         The Company was a party to a consulting agreement with Kanegi Nagai, a director of the Company, until the term of the consulting agreement expired on June 30, 1998. Under the consulting agreement, the Company paid to Mr. Nagai a fee at a rate of $400 per day, plus reasonable expenses, for consulting services with respect to matters involving the Company's business and operations in Japan.

         In April 1998, the Company entered into an agreement with Mr. Heaton in which the Company agrees to pay Mr. Heaton his usual annual salary (excluding bonuses) for a period of one year from the date that he is required or requested for any reason not involving good cause to involuntarily relinquish his positions with the Company as Chief Executive Officer and President and as a director. If Mr. Heaton leaves the Company voluntarily or if he is asked to leave under certain circumstances, no such severance pay shall be awarded.


Compliance With Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 and Form 5 with the SEC. Such officers, directors and ten percent shareholders are also required by the SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, the Company believes that, during fiscal 1998, all Section 16(a) filing requirements applicable to the officers, directors and ten percent shareholders were complied with.

Report of the Compensation Committee and Stock Option Committee of the Board of Directors

         The following is the report of the Compensation Committee and the Stock Option Committee of the Board of Directors describing compensation policies and rationales applicable to the Company's executive officers with respect to the compensation paid to such executive officers for the fiscal year ended December 31, 1998. The information contained in such report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

         General. The Compensation Committee is responsible for making recommendations to the Board of Directors with respect to cash compensation levels for the Company's executive officers. During 1998, the Stock Option Committee was responsible for determining levels of equity-based compensation for the Company's executive officers and other key personnel of the Company.

         Compensation Philosophy. The Compensation Committee makes recommendations as to the salaries of the executive officers by considering (i) the salaries of executive officers in similar positions at comparably-sized peer companies, (ii) the Company's financial performance over the past year based upon revenues and operating results and (iii) the achievement of individual performance goals related to each executive officer's duties and areas of responsibility. The Compensation Committee makes recommendations as to the levels of cash bonuses awarded to the Company's executive officers and views such bonuses as being an integral part of its performance based compensation program. Such bonuses are based on Company profits and are determined as a percentage of the executive salaries.

         Equity-Based Compensation. The Stock Option Committee views stock options as an important part of its long-term, performance-based compensation program. The Stock Option Committee bases grants of stock options to the executive officers of the Company under the Company's 1991 Stock Option Plan upon such Committee's estimation of each executive's contribution to the long-term growth and profitability of the Company. The 1991 Stock Option Plan is intended to provide additional incentives to the executive officers to maximize stockholder value. Options are granted under the 1991 Stock Option Plan at the then-current market price and are generally subject to three-year vesting periods to encourage key employees to remain with the Company.

         Fiscal Year 1998 Repricing of Options. In September 1998, the Board of Directors of the Company determined that the purposes of the 1991 Stock Option Plan (as amended May 15, 1997), were not being adequately achieved with respect to those employees holding options that were exercisable above current market value and that it was essential to the best interest of the Company and its shareholders that the Company retain and motivate such employees. The Board further determined that it would be in the best interest of the Company and its shareholders to provide such optionees the opportunity to reprice their above market value options to an exercise price at current market value. On September 15, 1998, upon approval of the Board of Directors of the Company, the Company offered all current employees with outstanding options the opportunity to reprice such options, on an all or none basis, at an exercise price of $5.125 per share, the fair market value of the Common Stock of the Company at the close of business on September 15, 1998. In addition, each repriced option was not exercisable, except upon optionee's death, disability, involuntary termination without good cause or a change of control of the Company before April 1, 1999.

         Compensation of President and Chief Executive Officer. The compensation of the President and Chief Executive Officer of the Company was based upon the same criteria described above. Specifically, the Compensation Committee considered several factors as important in determining such compensation including progress toward meeting the corporate plan and the objectives set for the President and Chief Executive Officer during his tenure in the current fiscal year as well as progress toward attaining longer range goals as a result of his leadership. In recognition of his new responsibilities and progress toward meeting corporate goals, the compensation of the Company's newly-elected President and Chief Executive Officer was increased to an annual salary of $200,000.


STOCK OPTION COMMITTEE                COMPENSATION COMMITTEE

Norman V. Coates                      Nathaniel Brenner
Nathaniel Brenner                     Norman V. Coates
                                      Clifford F. Smedley, until April 14, 1999

Performance Graph

         Set forth below is a line graph comparing the annual percentage change in the cumulative return to the shareholders of the Company's Common Stock with the cumulative return of the Nasdaq U.S. Index and the Hambrecht & Quist Technology Index for the period commencing on January 1, 1994 and ending on December 31, 1998. The information contained in the performance graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.



                                [GRAPHIC OMITTED]



                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                         AMONG NANOMETRICS INCORPORATED,
                      THE NASDAQ STOCK MARKET (U.S.) INDEX
                   AND THE HAMBRECHT & QUIST TECHNOLOGY INDEX

[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]
                              12/93    12/94    12/95    12/96    12/97    12/98
Nanometrics Incorporated       100       64      843      543      936      893
Nasdaq Stock Market (U.S.)     100       98      138      170      208      294
Hambrecht & Quist Technology   100      120      180      223      262      407

  * $100 INVESTED ON 12/31/93 IN STOCK OR INDEX --
    INCLUDING REINVESTMENT OF DIVIDENDS.
    FISCAL YEAR ENDING DECEMBER 31.

       PROPOSAL NO. 2--RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board has appointed Deloitte & Touche LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1999. Deloitte & Touche LLP has audited the Company's financial statements since fiscal 1991.

         Representatives of Deloitte & Touche LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

         The Board of Directors unanimously recommend that shareholders vote "FOR" approval and ratification of the selection of Deloitte & Touche LLP as the Company's independent auditors.

                                  OTHER MATTERS

         The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.


                                                     THE BOARD OF DIRECTORS

Dated: April 30, 1999

                                                                      Appendix A
                            NANOMETRICS INCORPORATED

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       1999 ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 28, 1999

         The undersigned shareholder(s) of Nanometrics Incorporated, a California corporation, hereby acknowledges receipt of the Notice of Annual
Meeting of Shareholders and Proxy Statement, each dated April 30, 1999, and hereby appoints Vincent J. Coates and Paul B. Nolan, and each of them, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1999 Annual Meeting of Shareholders of Nanometrics Incorporated to be held on Friday, May 28, 1999 at 1:30 p.m., local time, at the principal offices of the Company located at 310 DeGuigne Drive, Sunnyvale, California, 94086 and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned is entitled to vote on the matters set forth below:

ITEM 1.  ELECTION OF DIRECTORS:

         (   )   FOR all nominees listed below (except as indicated)

         (   )   WITHHOLD AUTHORITY to vote for all nominees listed below

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:

Vincent J. Coates   Nathaniel Brenner   Norman V. Coates    John D. Heaton
Kanegi Nagai


ITEM 2. PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE 1999 FISCAL YEAR.

          ( ) FOR        ( ) AGAINST         ( ) ABSTAIN

(Continued and to be signed, on reverse side)

         (Continued from other side)


         In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.

         THIS BALLOT WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.



                  --------------------------------------------------------------
                  Typed or Printed Name(s)

                  --------------------------------------------------------------
                  Signature

                  --------------------------------------------------------------
                  Signature

                  --------------------------------------------------------------
                  Title, if applicable

                  --------------------------------------------------------------
                  Type and Number of Shares owned


                  Dated:  ------------------------------------------------, 1999


THIS PROXY SHOULD BE MARKED, DATED, SIGNED BY THE SHAREHOLDER(S) EXACTLY AS HIS OR HER NAME APPEARS HEREON AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE. IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH SHOULD SIGN.